UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
(Amendment No.)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[X] Definitive Additional Materials
[ ] Soliciting Material under Rule14a-12

AMCAP Fund

American Balanced Fund

American Funds College Target Date Series

American Funds Corporate Bond Fund

American Funds Developing World Growth and Income Fund

American Funds Emerging Markets Bond Fund

American Funds Fundamental Investors

American Funds Global Balanced Fund

The American Funds Income Series

American Funds Inflation Linked Bond Fund

American Funds Mortgage Fund

American Funds Portfolio Series

American Funds Retirement Income Portfolio Series

American Funds Short-Term Tax-Exempt Bond Fund

American Funds Strategic Bond Fund

American Funds Target Date Retirement Series

American Funds Tax-Exempt Fund of New York

American Funds Tax-Exempt Series II

American Funds U.S. Government Money Market Fund

American High-Income Municipal Bond Fund

American High-Income Trust

American Mutual Fund

The Bond Fund of America

Capital Income Builder

Capital World Bond Fund

Capital World Growth and Income Fund

EuroPacific Growth Fund

The Growth Fund of America

The Income Fund of America

Intermediate Bond Fund of America

International Growth and Income Fund

The Investment Company of America

Limited Term Tax-Exempt Bond Fund of America

The New Economy Fund

New Perspective Fund

New World Fund, Inc.

Short-Term Bond Fund of America

SMALLCAP World Fund, Inc.

The Tax-Exempt Bond Fund of America

Washington Mutual Investors Fund

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[X]       No fee required.

[ ]       Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)        Title of each class of securities to which transaction applies:

(2)        Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)        Proposed maximum aggregate value of transaction:

(5)        Total fee paid:

[ ]        Fee paid with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)        Amount Previously Paid:

(2)        Form, Schedule or Registration Statement No.:

(3)        Filing Party:

(4)        Date Filed:

-ii-

Article for Investor website

SEPTEMBER 10, 2018

Vote on important proposal to elect board members of your fund(s)

As an American Funds and/or American Funds Insurance Series® shareholder, you were sent proxy statements and ballots to vote on an important proposal for the upcoming American Funds shareholder meetings. This measure is designed primarily to streamline fund administration and to provide the funds with more operational flexibility.

What is the proposal?

Shareholders are asked to vote on one proposal — the election of board members for each fund in which they invest. The election of the nominated board slates (comprised of both current board members and newly nominated candidates) is intended to give each fund more flexibility and create efficiency, which will help manage the costs of the funds over the long term.

How do I vote?

Shareholders received either a complete kit containing the full proxy statement and ballot or a notice outlining the proposal and informing shareholders how to access more detailed proxy and voting material. Shareholders with multiple accounts may receive multiple mailings. In this case, shareholders should vote all ballots they receive.

The board of each fund believes that election of the proposed board member slate is in the best interests of shareholders and recommends that shareholders vote  ‘FOR’ each of the nominees.

We want to hear from you

As an American Funds and/or American Funds Insurance Series shareholder, your participation in this proxy vote is key. We encourage you to read the materials you received, as they contain important information regarding the proposal.

To cast your vote now, go to americanfunds.com/vote  or call the telephone number listed on your proxy card(s). Be sure to have your proxy materials handy as you will need your control number and security code before voting online. You can also vote by mailing in your signed, dated and completed ballot(s). By responding promptly, you will help reduce fund expenses by avoiding the need for follow-up solicitations. If you have questions or would like more information, please contact us.

Article for Advisor website

SEPTEMBER 10, 2018

Shareholder vote on important proposal to elect board members of American Funds

All American Funds and/or American Funds Insurance Series® shareholders were sent proxy statements and ballots to vote on an important proposal for the upcoming American Funds shareholder meetings. This measure is designed primarily to streamline fund administration and to provide the funds with more operational flexibility.

Please alert your clients who are invested in American Funds and/or American Funds Insurance Series that they will receive proxy materials for each account by mail. Encourage them to vote promptly in order to avoid receiving follow-up phone calls and mailings about this important proxy measure.

What is the proposal?

Shareholders are asked to vote on one proposal — the election of board members for each fund in which they invest. The election of the nominated board slates (comprised of both current board members and newly nominated candidates) is intended to give each fund more flexibility and create efficiency, which will help manage the costs of the funds over the long term.

How do shareholders vote?

Shareholders received either a complete kit containing the full proxy statement and ballot or a notice outlining the proposal and informing shareholders how to access more detailed proxy and voting material. Shareholders with multiple accounts may receive multiple mailings. In this case, shareholders should vote all ballots they receive.

The board of each fund believes that election of the proposed board member slate is in the best interests of shareholders and recommends that shareholders vote  ‘FOR’ each of the nominees.

We want to hear from shareholders

Shareholder participation in this proxy vote is key. We recommend that you encourage shareholders to read the materials they received, as they contain important information regarding the proposal.

To cast their vote now, shareholders may go to americanfunds.com/vote  or call the telephone number listed on their proxy card(s). Shareholders should be sure to have their proxy materials handy as they will need their control number and security code before voting online. Shareholders can also vote by mailing in their signed, dated and completed ballots. By responding promptly, shareholders will help reduce fund expenses by avoiding the need for follow-up solicitations. If you have questions or would like more information, please contact us.

Article for Institutional website

SEPTEMBER 10, 2018

Shareholder vote on important proposal to elect board members of American Funds and Capital Group funds

All American Funds and Capital Group funds shareholders or their representatives were sent proxy statements and ballots to vote on an important proposal for the upcoming American Funds and Capital Group funds shareholder meetings. This measure is designed primarily to streamline fund administration and to provide the funds with more operational flexibility.

What is the proposal?

Shareholders or their representatives are asked to vote on one proposal — the election of board members for each fund in which the shareholders invest. The election of nominated board slates (comprised of both current board members and newly nominated candidates) is intended to give each fund more flexibility and create efficiency, which will help manage the costs of the funds over the long term.

How do shareholders or their representatives vote?

Shareholders or their representatives received either a complete kit containing the full proxy statement and ballot or a notice outlining the proposal and informing shareholders how to access more detailed proxy and voting material. Shareholders with multiple accounts may receive multiple mailings. In this case, shareholders or their representatives should vote all ballots they receive.

The board of each fund believes that election of the proposed board member slate is in the best interests of shareholders and recommends that shareholders or their representatives vote  ‘FOR’ each of the nominees.

We want to hear from shareholders

Shareholder participation in this proxy vote is key. We recommend that you encourage shareholders to read the materials they received, as they contain important information regarding the proposal.

To cast their vote now, shareholders or their representatives may go to americanfunds.com/vote  or call the telephone number listed on their proxy card(s). Shareholders or their representatives should be sure to have their proxy materials handy as they will need their control number and security code before voting online. Shareholders or their representatives can also vote by mailing in their signed, dated and completed ballots. By responding promptly, shareholders will help reduce fund expenses by avoiding the need for follow-up solicitations. If you have questions or would like more information, please contact us.